Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the January 10, 2014 sale of ValueClick, Inc.'s (the "Company") sale of its Owned & Operated Websites segment as described in Item 2.01 of the Current Report on Form 8-K dated January 16, 2014 (the "Sale").

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 are based on the Company's historical results of operations and give effect to the Sale as if it had occurred on January 1, 2010. The unaudited pro forma condensed consolidated statements of operations for the nine month periods ended September 30, 2013 and 2012 are not presented as the Owned & Operated Websites segment was reported as discontinued operations in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 is based on the Company's historical balance sheet as of that date, and gives effect to the Sale as if it had occurred on September 30, 2013.

The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the Sale. These pro forma financial statements do not assume any interest income on cash proceeds or the use of such proceeds, which are presented as additional retained cash on the unaudited pro forma condensed consolidated balance sheet as of September 30, 2013. The adjustments are preliminary as they are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, the actual adjustments may differ materially from the information presented herein. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2012 and the unaudited financial statements filed in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

The unaudited pro forma condensed consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the Sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

VALUECLICK, INC.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended December 31, 2012
(In thousands, except per share data)

	As Reported	Owned & Operated Websites Divestiture	Pro Forma
Revenue	$660,878	$(121,058)	$539,820
Cost of revenue	249,259	(71,697)	177,562
Gross profit	411,619	(49,361)	362,258

Operating expenses:
Sales and marketing	85,470	(5,526)	79,944
General and administrative	81,050	(7,259)	73,791
Technology	66,324	(11,486)	54,838
Amortization of intangible assets acquired in business combinations	22,420	(2,665)	19,755
Total operating expenses	255,264	(26,936)	228,328
Income from operations	156,355	(22,425)	133,930
Interest and other income, net	1,151	(404)	747
Income before income taxes	157,506	(22,829)	134,677
Income tax expense	61,575	(5,502)	56,073
Net income from continuing operations	$95,931	$(17,327)	$78,604

Basic net income per common share from continuing operations	$1.24	$(0.22)	$1.02
Diluted net income per common share from continuing operations	$1.22	$(0.22)	$1.00

Weighted-average shares used to calculate net income per common share:
Basic	77,342		77,342
Diluted	78,898		78,898

VALUECLICK, INC.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended December 31, 2011
(In thousands, except per share data)

	As Reported	Owned & Operated Websites Divestiture	Pro Forma
Revenue	$528,753	$(128,419)	$400,334
Cost of revenue	221,403	(87,037)	134,366
Gross profit	307,350	(41,382)	265,968

Operating expenses:
Sales and marketing	64,976	(5,141)	59,835
General and administrative	58,517	(6,062)	52,455
Technology	49,060	(10,893)	38,167
Amortization of intangible assets acquired in business combinations	16,646	(5,440)	11,206
Total operating expenses	189,199	(27,536)	161,663
Income from operations	118,151	(13,846)	104,305
Interest and other income, net	4,666	(1,548)	3,118
Income before income taxes	122,817	(15,394)	107,423
Income tax expense	28,627	(5,964)	22,663
Net income from continuing operations	$94,190	$(9,430)	$84,760

Basic net income per common share from continuing operations	$1.17	$(0.12)	$1.06
Diluted net income per common share from continuing operations	$1.16	$(0.12)	$1.04

Weighted-average shares used to calculate net income per common share:
Basic	80,323		80,323
Diluted	81,489		81,489

VALUECLICK, INC.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended December 31, 2010
(In thousands, except per share data)

	As Reported	Owned & Operated Websites Divestiture	Pro Forma
Revenue	$409,883	$(116,976)	$292,907
Cost of revenue	177,064	(83,295)	93,769
Gross profit	232,819	(33,681)	199,138

Operating expenses:
Sales and marketing	44,886	(3,365)	41,521
General and administrative	51,455	(5,405)	46,050
Technology	34,805	(9,068)	25,737
Amortization of intangible assets acquired in business combinations	13,089	(7,993)	5,096
Total operating expenses	144,235	(25,831)	118,404
Income from operations	88,584	(7,850)	80,734
Interest and other income, net	2,204	36	2,240
Income before income taxes	90,788	(7,814)	82,974
Income tax expense	13,628	(4,553)	9,075
Net income from continuing operations	$77,160	$(3,261)	$73,899

Basic net income per common share from continuing operations	$0.95	$(0.04)	$0.91
Diluted net income per common share from continuing operations	$0.94	$(0.04)	$0.90

Weighted-average shares used to calculate net income per common share:
Basic	81,615		81,615
Diluted	82,334		82,334

VALUECLICK, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2013
(In thousands, except per share data)

	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$54,522	102,874	(A)	$157,396
Accounts receivable, net	110,571			110,571
Prepaid expenses and other current assets	9,695			9,695
Income taxes receivable	17,952	40,449	(C)	58,401
Deferred tax assets, current portion	290	7,287	(C)	7,577
Current assets held for sale	48,686	(48,686)	(B)	—
Total current assets	241,716	101,924		343,640
Assets held for sale, less current portion	56,945	(56,945)	(B)	—
Note receivable, less current portion	—			—
Property and equipment, net	29,194			29,194
Goodwill	388,968			388,968
Intangible assets acquired in business combinations, net	54,735			54,735
Deferred tax assets, less current portion	11,816	(10,390)	(C)	1,426
Other assets	3,401			3,401
TOTAL ASSETS	$786,775	$34,589		$821,364

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$90,977			$90,977
Other current liabilities	2,023			2,023
Borrowings under credit agreement, current portion	—			—
Liabilities related to assets held for sale	9,531	(9,531)	(B)	—
Total current liabilities	102,531	(9,531)		93,000
Income taxes payable	28,546	(1,860)	(C)	26,686
Deferred tax liabilities	281	11,886	(C)	12,167
Borrowings under credit agreement, less current portion	195,000			195,000
Other non-current liabilities	6,828	550	(C)	7,378
Liabilities related to assets held for sale, less current portion	1,358	(1,358)	(B)	—
TOTAL LIABILITIES	334,544	(313)		334,231

Commitments and contingencies

STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.001 par value; 20,000,000 shares authorized; no shares issued or outstanding	—			—
Common stock, $0.001 par value; 500,000,000 shares authorized; 66,733,655 shares issued and outstanding	67			67
Additional paid-in capital	456,154			456,154
Accumulated other comprehensive loss	(3,990)	(1,847)	(E)	(5,837)
Retained earnings	—	36,749	(D)	36,749
Total stockholders’ equity	452,231	34,902		487,133
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$786,775	$34,589		$821,364

VALUECLICK, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A)
Represents gross proceeds from the sale of $80 million, plus cash previously reported under "Current assets held for sale" retained by the Company, less third-party transaction costs estimated to be $1.6 million.

(B)	Represents the elimination of the assets and liabilities of the Owned & Operated Websites segment.

(C) *	Represents the income tax effects of the sale.

(D) *	Represents the estimated after-tax gain from the sale as if the transaction closed on September 30, 2013.

(E) *	Represents the accumulated translation adjustment associated with the divested businesses, which is included in the after-tax gain from the sale.

* Actual adjustments may differ from the information presented.